Convertible Notes:	9 Months Ended
Sep. 30, 2012
Convertible Notes:

Note 12.        Convertible Notes:

In May 2007, the Company issued $103,500,000 aggregate principal amount of senior subordinated convertible notes, of which $102,347,000 remained outstanding prior to June 15, 2012. Convertible notes with a face value of $1,153,000 were previously settled in cash or repurchased by the Company in the open market at a total cost of approximately $452,000. The unsecured notes, bear interest at a rate of 5.50% annually, pay interest semi-annually in arrears and mature on June 15, 2022.

Key Indenture terms include:

▪  Any outstanding notes are convertible, at the option of the note holder, into Class A common shares of the Company at the initial conversion rate, subject to adjustment, of 132.626 shares per $1,000 principal amount (equivalent to a conversion price of $7.54). Unless there was continuing an event of default under the Company’s indenture, conversion could be affected at the Company’s option by delivering common shares, cash or a combination thereof.

▪  The note holders also had a one-time option (the “Put Option”) to require the Company to repurchase the notes on June 15, 2012, at a price equal to 100% of the principal amount of the notes plus accrued but unpaid interest, in whole or in part at the option of the Company, by delivering cash and/or common shares.

▪  Beginning on June 16, 2012, the Company, at its option, can redeem all or part of the notes for cash at a redemption price equal to 100% of the principal amount being redeemed plus accrued and unpaid interest.

▪  The covenants contained in the indenture are limited to administrative issues such as payments of interest, maintenance of office or agency location, delivery of reports and other related issues. Likewise, events of default are defined as failure to pay interest and principal amounts when due, default in the performance of covenants, failure to convert notes upon holder’s exercise of conversion rights and similar provisions or the Company’s failure to give notice of a fundamental change which is generally defined as events related to a change of control in the Company.

On May 16, 2012, the Company notified the convertible note holders, as required by the Indenture, that they had the right to require the Company to purchase all or a portion of their notes on June 15, 2012 and that the Company would pay, in cash, any notes validly surrendered. On June 15, 2012, pursuant to the Put Option, note holders elected to surrender $16.9 million of the notes to the Company for cash.

Concurrent with the Put Option, the Company announced the Restructuring agreement (the “Restructuring”), subject to shareholder approval, with its three largest note holders, who held approximately 88% of the outstanding notes. The terms of the Restructuring were approved by shareholders in June 2012 and the Company and the three largest note holders signed the Amended and Restated Subordinated Note Restructuring Agreement on July 3, 2012 which, among other terms, provided for the redemption of the remaining notes held by the three largest note holders that were not previously surrendered to the Company pursuant to the Put Option.

Subsequently, in the third quarter, the next largest note holder was added to the Restructuring bringing the total notes subject to the Restructuring to approximately 98.7% of the notes outstanding (herein referred to as the “Large Note Holders”). Thereafter in the third quarter, management also offered the same restructuring terms to the holders of the remaining 1.3% of the Company’s outstanding notes (the “Other Note Holders”).

The general terms of the Restructuring are as follows:

For each $1,000 in principal amount, plus any accrued and unpaid interest on the notes through the date on which the Restructuring is consummated:

$700 principal amount of notes were exchanged for: (i) $200 in cash, (ii) 147.06 Common Shares (equivalent to a conversion price of $3.40), and (iii) a pro rata portion of the aggregate 5.535% Contingent Value Right (“CVR”).

$300 principal of notes remain outstanding and represent the same continuing indebtedness, subject to certain amended terms including: (i) maturity date is June 29, 2014; (ii) convertible into 250 shares of Common Stock per $1,000 (equivalent to a conversion price of $4.00) at any time after the closing date upon 3 days prior written notice to the Company; (iii) mandatory redemption obligation for an amount of cash equal to 120% of the face value thereof plus accrued and unpaid interest upon certain events related to the receipt of proceeds connected with the arbitration proceedings or sale or other disposition of the Company’s mining data; (iv) optional redemption for shares of Common Stock at the conversion price noted above plus cash for any accrued and unpaid interest if the closing sale price of its common shares is equal to or greater than 200% of the conversion price for at least 20 trading days in the period of 30 consecutive trading days; and (v) redemption at maturity by payment of cash in an amount equal to the principal plus accrued and unpaid interest thereon.

The CVR entitles each note holder to receive, net of certain deductions (including income tax calculation), a pro rata portion of a maximum aggregate amount of 5.535% of the proceeds actually received by the Company with respect to the Arbitration proceedings or disposition of the Brisas Project mining data. The proceeds, if any, could be cash, commodities, bonds, shares or any other consideration received by the Company and if such proceeds are other than cash, the fair market value of such non-cash proceeds, net of any required deductions (e.g., for taxes) will be subject to the CVR.

A fee of up to $1 million will also be paid to note holders electing the Restructuring based on their pro rata share of the total notes restructured.

The table below summarizes the effects of the Put Option and the Restructuring through September 30, 2012.

Notes Outstanding prior to June 15, 2012		$102,347,000
Less June 15, 2012 Put Option		(16,900,000)
Notes outstanding at July 1, 2012		$85,447,000

Large Note Holders	98.7%	$84,367,000
Other Note Holders	1.3%	1,080,000
Total	100.0%	85,447,000
Cash paid in July 2012 (1)		(15,439,500)
Notes outstanding at September 30, 2012		$ 70,007,500
Short term		$ 2,490,000
Long term		$ 67,517,500

(1) A total of $16,887,500 cash was payable pursuant to the terms of the Restructuring of which $15,439,500 was paid in July 2012.

The Offer period related to the Restructuring expired on November 23, 2012, thereafter the redemption of the existing notes pursuant to the Restructuring was finalized and the remaining cash, shares and modified notes were issued on or around November 27, 2012. (See Note 14. Subsequent Event)

The company incurred certain legal and other transaction costs in connection with the Restructuring and these costs have been deferred as part of Deposits, advances and other, pending completion of the Restructuring.

The notes are classified as a liability and were initially recorded at face value, net of issuance costs. The notes were accreted to face value at June 15, 2012 using the effective interest rate method, with the resulting charge recorded as interest expense. The Company capitalized interest and accretion on the notes until October, 2009, when the Company filed for arbitration and when Venezuela seized the Brisas Project. Thereafter all interest and accretion on the notes has been expensed. The Company has paid $5.6 million in interest on the notes during each of the last three years.